NINTH AMENDMENT TO REVOLVING
                          ----------------------------
                         CREDIT AND TERM LOAN AGREEMENT
                         ------------------------------


     This Ninth Amendment To Revolving Credit And Term Loan Agreement ("Ninth Amendment") is made by and among TANDYCRAFTS, INC., a Delaware corporation ("Company"), THE DEVELOPMENT ASSOCIATION, INC., a Texas corporation, SAV-ON, INC., a Texas corporation, DAVID JAMES MANUFACTURING, INC., a Texas corporation, BRAND NAME APPAREL, INC., a Texas corporation, PLC LEATHER COMPANY, a Nevada corporation, TANDYARTS, INC., a Nevada corporation, and COLLEGE FLAGS AND MANUFACTURING, INC., a South Carolina corporation (hereinafter collectively referred to as the "Guarantors"), and WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION (formerly First Interstate Bank of Texas, N.A.), BANK ONE, TEXAS, N.A. and NBD BANK (collectively, the "Banks") and WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION, as agent for the Banks ("Agent"); and

     WHEREAS, the Company, certain of Guarantors and Agent entered into that certain Revolving Credit and Term Loan Agreement dated September 29, 1993 (the "Loan Agreement"); and

     WHEREAS, the Company, certain of Guarantors, certain of Banks and Agent entered into that certain First Amendment to Revolving Credit and Term Loan Agreement dated December 3, 1993 ("First Amendment"); and

     WHEREAS, the Company, the Guarantors, certain of Banks and Agent entered into that certain Second Amendment To Revolving Credit and Term Loan Agreement dated September 26, 1994 ("Second Amendment"); and

     WHEREAS, the Company, Guarantors, certain of Banks and Agent entered into that certain Third Amendment to Revolving Credit and Term Loan Agreement dated December 31, 1994 ("Third Amendment"); and

     WHEREAS, the Company, Guarantors, certain of Banks and Agent entered into that certain Fourth Amendment to Revolving Credit and Term Loan Agreement dated July 6, 1995 ("Fourth Amendment"); and

     WHEREAS, the Company, Guarantors, certain of Banks and Agent entered into that certain Fifth Amendment to Revolving Credit and Term Loan Agreement dated December 31, 1995 ("Fifth Amendment"); and

     WHEREAS, the Company, Guarantors, certain of Banks and Agent entered into that certain Sixth Amendment to Revolving Credit and Term Loan Agreement dated October 31, 1996 ("Sixth Amendment"); and

     WHEREAS, the Company, Guarantors, certain of Banks and Agent entered into that certain Seventh Amendment to Revolving Credit and Term Loan Agreement dated December 31, 1996 ("Seventh Amendment"); and

     WHEREAS, the Company, Guarantors and Banks entered into that certain Eighth Amendment to Revolving Credit and Term Loan Agreement dated March 31, 1997 ("Eighth Amendment"); and

     WHEREAS, the Company, Guarantors, certain of Banks and Agent desire to amend the Loan Agreement in certain respects; and

     WHEREAS, capitalized terms used herein shall have the meaning assigned to them in the Loan Agreement unless the context otherwise requires or provides.

     NOW, THEREFORE, it is agreed by and among the Company, Guarantors, Banks and Agent as follows:

                                       1.

     The definition of "Termination Date" in Article I of the Loan Agreement is amended to read in its entirety as follows:

          "Termination Date" shall mean October 31, 1999.

                                       2.

     Banks waive the violation by Company of Section 9.03 of the Loan Agreement for the quarter ended September 30, 1997.

                                       3.

     Company and Guarantors warrant and represent to Banks that no Event of Default exists. By their execution hereof, each of the Guarantors ratify and confirm the terms of the Guaranty Agreement dated August 17, 1994, agree that the Guaranty Agreement shall remain in full force and effect and unconditionally agree that the Guaranty Agreement is enforceable against each of them in accordance with its terms.

                                       4.

     Except as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment and this Ninth Amendment, the Loan Agreement is ratified and confirmed and shall remain in full force and effect.

                                       5.

     This Ninth Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

                                       6.

     Company agrees to pay all expenses incurred by Agent and Banks in connection with the negotiation and preparation of this Ninth Amendment, including reasonable attorney's fees.

                                       7.

     This Ninth Amendment may be executed in any number of multiple counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

                                       8.

     Banks, Company, and Guarantors agree to be bound by the current Arbitration Program of Agent which is incorporated by reference herein and is acknowledged as received by the parties pursuant to which any and all disputes shall be resolved by mandatory binding arbitration upon the request of any party.

                                       9.

     This Ninth Amendment shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

                                      10.

     THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG
THE PARTIES.

     Executed to be effective as of September 30, 1997.

                              TANDYCRAFTS, INC., a Delaware
                                          corporation

                              By:  /s/ James D. Allen
                                 --------------------------------
                                   James D. Allen, Executive
                                             Vice President
                                                  COMPANY

                              SAV-ON, INC., a Texas corporation

                              By:  /s/ Russell Price
                                 --------------------------------
                                   Russell Price, Secretary

                              DAVID JAMES MANUFACTURING,
                                        INC., a Texas corporation

                              By:  /s/ Russell Price
                                 --------------------------------
                                   Russell Price, Secretary

                              BRAND NAME APPAREL, INC.
                                   a Texas corporation

                              By:  /s/ Russell Price
                                 --------------------------------
                                   Russell Price, Secretary

                              THE DEVELOPMENT ASSOCIATION,
                                   INC., a Texas corporation

                              By:  /s/ Russell Price
                                 --------------------------------
                                   Russell Price, Secretary

                              PLC LEATHER COMPANY,
                                          a Nevada corporation

                              By:  /s/ Russell Price
                                 --------------------------------
                                   Russell Price, Secretary

                              TANDYARTS, INC., a Nevada
                                          corporation

                              By:  /s/ Russell Price
                                 --------------------------------
                                   Russell Price, Secretary

                              COLLEGE FLAGS AND
                              MANUFACTURING, INC.,
                                   a South Carolina corporation,

                              By:  /s/ Russell Price
                                 --------------------------------
                                   Russell Price, Secretary

                                             GUARANTORS


                              WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION (formerly First Interstate Bank of Texas, N.A.)


                              By:  /s/ Susan Sheffield
                                 --------------------------------
                                   Susan Sheffield, Vice President


                              BANK ONE, TEXAS, N.A.

                              By:  /s/ Michael Wilson
                                 --------------------------------
                                   Michael Wilson, Senior
                                        Vice President

                              NBD BANK

                              By:  /s/ Jenny Gilpin
                                 --------------------------------
                                   Jenny Gilpin,  Vice President

                                                  BANKS